Exhibit 10.1

                            THIRD AMENDMENT TO LEASE

         This Amendment modifies that certain Lease Agreement executed on September 10, 1985, as amended on the First Amendment dated April 28, 1989, and as further amended the Second Amendment date September ___ 1998 (hereinafter referred to collectively as the "Lease") by and between IMMUNEX CORPORATION, a Washington Corporation, as successor-in-interest to GILBERT DAVID SCHERER and MARILYN J. FRIEDLANDER (hereinafter referred to as "Landlord") and PHOTOWORKS, INC., a Washington corporation formerly known as Seattle FilmWorks, Inc., a Washington corporation formerly known as American Passage Marketing Corporation (hereinafter referred to as "Tenant") for the leased premises consisting of forty-three thousand square feet (43,000 sf) located at 1260 -16th Avenue West, Seattle, King County, Washington, and more precisely described in Exhibit A of the First Amendment to Lease (hereinafter the "Premises"). To the extent that the provisions of this Third Amendment to Lease are inconsistent with the terms of the Lease, the provisions of this Third Amendment shall govern.

         Landlord and Tenant desire to further amend the Lease on the terms and condition contained herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant herby agree as follows:

         1. Term. By exercise of the Year 2005 Lease Extension Option as set forth at Section 2 of the Second Amendment, the existing Lease term is hereby extended through September 30, 2010.

         2. Year 2005 Lease Extension Rent. The Base Monthly Rent for the Year 2005 Lease Extension will be Seventy-Nine and one/half Cents ($0.795) per square foot for the Premises, which totals Thirty-Four Thousand One Hundred Eight-Five Dollars ($34,185.00) per month.

         3. Name Change. By execution of this Amendment, Landlord and Tenant hereby acknowledge that in February, 2000, Seattle FilmWorks, Inc., formally changed its corporate name to PhotoWorks, Inc., a Washington corporation.


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         4.   Notice Provisions. Section 1(b) of the Lease shall be amended and restated as follows:

              LANDLORD NOTICE:                Amgen Inc.
                                              One Amgen Center Drive
                                              Thousand Oaks, CA  91320-1799
                                              M.S. 34-2-B
                                              Attn:  Director of Real Estate

              With a copy to:                 Amgen Inc.
                                              One Amgen Center Drive
                                              Thousand Oaks, CA  91320-1799
                                              M.S. 27-4-A
                                              Attn:  Andrew K. Fogg, Esq.
                                              & Kimberly A. Davis, Esq.

         5. Deleted Provisions. The following sections of the Second Amendment are hereby deleted in their entireties:

                  a. Section 1, Right of First Refusal;
                  b. Section 2, Lease Renewal Options;
                  c. Section 3, Year 200 Lease Extension Rent; and
                  d. Section 6, Appraisal.

         IN WITNESS WHEREOF, Landlord and Tenant have caused these presents to be duly executed this 29th day of June, 2004

         LANDLORD:                            TENANT:

         IMMUNEX CORPORATION,                 PHOTOWORKS, INC.
         A Washington corporation             a Washington corporation


         By: /s/ Steven Schoch                By:  /s/ Philippe Sanchez
            Its: Treasurer                       Its:  President & CEO


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         STATE OF CALIFORNIA  )
                              ) ss.
         COUNTY OF VENTURA    )

                  I certify that I know or have satisfactory evidence that Steven Schoch is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Treasurer of Immunex Corporation, Washington corporation, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

                  Dated this 29th day of June, 2004.

                                    /s/ Sara McGovern
                                    (Signature of Notary)

                                    Sara McGovern
                                    (Legibly Print or Stamp Name of Notary)
                                    Notary public in and for the State of
                                    California, residing at 3201 Bayshore Drive,
                                    Westlake Village

                                    My appointment expires 11-6-06


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         STATE OF WASHINGTON  )
                              ) ss.
         COUNTY OF KING       )

         I certify that I know or have satisfactory evidence that Philippe Sanchez is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the CEO & President of PhotoWorks, Inc., a Washington corporation, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

                  Dated this 3rd day of May, 2004.

                                    /s/ Linda Marie Clay
                                    (Signature of Notary)

                                    Linda Marie Clay
                                    (Legibly Print or Stamp Name of Notary)
                                    Notary public in and for the State of
                                    California, residing at Sammamish

                                    My appointment expires 11-7-07